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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:
                        (Date of earliest event reported)

                                  May 12, 2004

                          ____________________________


                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


             000-50421                                   06-1672840
      (Commission File Number)                 (IRS Employer Identification No.)

                              3295 College Street
                             Beaumont, Texas 77701
                        (Address of Principal Executive
                             Offices and zip code)

                                 (409) 832-1696
                            (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.    Exhibits.

     Exhibit 99.1       Press Release, dated May 12, 2004

Item 12.   Results of Operations and Financial Condition.

     On May 12, 2004, the Company issued a press release announcing its net sales results and updated earnings per share guidance for the first quarter of fiscal 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     All of the information contained in Item 7 and Item 12 in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.














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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONN'S, INC.


Date:  May 12, 2004                          By: /s/ C. William Frank
                                                 -------------------------------
                                                 C. William Frank
                                                 Executive Vice President and
                                                 Chief Financial Officer

















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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                     Description
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99.1                       Press Release, dated May 12, 2004